UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2010

UNITED COMMUNITY BANCORP
(Exact Name Of Registrant As Specified In Charter)

United States	0-51800	36-4587081
(State Or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

92 Walnut Street,Lawrenceburg, Indiana 47025
(Address Of Principal Executive Offices)(Zip Code)

(812) 537-4822
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On October 29, 2010, United Community Bancorp (the “Company”) issued a press release announcing its financial results for the three months ended September 30, 2010.  A copy of the press release dated October 29, 2010 is attached to this Report as Exhibit 99.2 and is furnished herewith.

The information contained in this Item 2.02 and in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of  the “Exchange Act,” or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01                      Other Events

On October 28, 2010, the Board of Directors of United Community Bancorp (the “Company”) declared a cash dividend on the Company’s outstanding shares of stock. The dividend of $0.11 per share will be paid on or about November 30, 2010 to stockholders of record on November 9, 2010.

A copy of the press release announcing the cash dividend and the Annual Meeting of Stockholders is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

Number  Description

99.1Press Release dated October 28, 2010
99.2Press Release dated October 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANCORP

Date: November 2, 2010	By:	/s/ William F. Ritzmann
William F. Ritzmann
President and Chief Executive Officer